GALACTICOMM TECHNOLOGIES, INC.

                          REGISTRATION RIGHTS AGREEMENT

         AGREEMENT, dated as of the day of August, 1998, between the person whose name and address appear on the signature page attached hereto (the "Holder") and Galacticomm Technologies, Inc., a company incorporated under the laws of Florida, having its principal place of business at 4101 S.W.

47th Avenue, Suite 101, Ft. Lauderdale, Florida 33314 (the "Company").

                                    RECITALS:

         A. Simultaneously with the execution and delivery of this Agreement, the Holder is purchasing from the Company, at a purchase price of $ , the following securities: (i) a non-negotiable 10% unsecured promissory note of the Company in the principal amount of $ ; and (ii) a warrant (the "Warrant") to purchase an aggregate of ______ shares ("Warrant Shares") of the Company's common stock, par value $.0001 per share (the "Common Stock") at an exercise price of $6.00 per share, subject to adjustment in certain circumstances, upon the terms set forth in the Warrant Certificate; and,

         B. The Company desires to grant to the Holder the registration rights set forth herein with respect to the Warrant Shares (sometimes referred to hereinafter as "Registerable Securities").

         NOW THEREFORE, the parties hereto mutually agree as follows:

         1. PIGGYBACK REGISTRATION. Commencing 12 months from the closing (the "IPO Closing Date") of the Company's initial public offering of securities (or such longer period of time as required by the National Association of Securities Dealers, Inc., The Nasdaq Stock Market, Inc. or any other regulatory authority) up to and including the date that the Holder of the Registrable Securities receives an opinion of counsel to the Company that all Registrable Securities, other than securities held by "affiliates" of the Company, as such term is defined in Rule 144 of the Securities Act of 1933 (the "Act"), may be freely traded (without limitation or restriction as to quantity or timing and without registration under the Act) pursuant to Rule 144 of the Act or otherwise (the "Piggyback Registration Period"), if the Company proposes to prepare and file a registration statement (other than a registration statement on Form S-4 or Form S-8) under the Act with the Securities and Exchange Commission (the "SEC") covering equity or debt securities, or any such securities of the Company held by its shareholders, the Company will give written notice of its intention to do so by registered mail ("Notice"), at least 30 business days prior to the filing of each such registration statement, to the Holder. Upon the written request of the Holder, made within 20 business days after the date of the Notice, that the Company include any of the Holder's Registrable Securities in such proposed registration statement, the Company shall use its best efforts to cause such registration statement (a "Piggyback Registration Statement") to be declared effective under the Act by the SEC so as to permit the public sale of the Holder's Registrable Securities pursuant thereto, at the Company's sole cost and expense and at no cost or expense to the Holder; provided, however, that if, in the written opinion of the Company's managing underwriter, if any, for such offering, the inclusion of all or a portion of the Registrable Securities requested to be registered, when added to the securities being registered by the Company or the selling shareholder(s), will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise materially adversely affecting the entire offering, then the Company may exclude from such offering all or a portion of the Registrable Securities which it has been requested to register on a pro rata basis with any other shares of Common Stock held by other shareholders of the Company for which registration rights have been granted prior to the IPO Closing Date. Notwithstanding the provisions of this Section 1, the Company shall have the right, at any time after it shall have given Notice pursuant to this Section

(irrespective of whether any written request for inclusion of Registrable Securities) to elect not to file any Piggyback Registration Statement or to withdraw the same after the filing but prior to the effective date thereof.

         2.       ADDITIONAL TERMS.

                  (a) If any stop order shall be issued by the SEC in connection with a Piggyback Registration Statement, the Company will use its best efforts to obtain the removal of such order. Following the effective date of the Piggyback Registration Statement, the Company shall, upon the request of the Holder, forthwith supply such reasonable number of copies of the Piggyback Registration Statement, preliminary prospectus and final prospectus meeting the requirements of the Act, and other documents necessary or incidental to the registration and public offering of the Registrable Securities, as shall be reasonably requested by the Holder to permit the Holder to make a public distribution of such securities. The Company will use its reasonable efforts to qualify the Registrable Securities for sale in such states as the holders of such securities shall reasonably request, provided that no such qualification will be required in any jurisdiction where, solely as a result thereof, the Company would be subject to (i) general service of process or to taxation or qualification as a foreign corporation doing business in such jurisdiction or
(ii) qualification requirements which would require the Company to (A) amend its Articles of Incorporation or Bylaws or (B) rescind, modify or amend any action taken by the Board of Directors of the Company in accordance with their fiduciary obligations to the Company and its shareholders; provided, however, that the Company will make a good faith effort to obtain a waiver of any such requirement. The obligations of the Company hereunder with respect to the Registrable Securities are expressly conditioned on the Holder's furnishing to the Company such appropriate information concerning the Holder,the Holder's Registrable Securities and the terms of the Holder's offering of such securities, as the Company may reasonably request.

                  (b) The Company shall bear the entire cost and expense of each registration of the Registrable Securities provided for herein; provided, however, that the Holder shall be solely responsible for the fees of any legal counsel or financial advisors retained by the Holder in connection with such registration and any transfer taxes or underwriting discounts, commissions or fees applicable to the Registrable Securities sold by the Holder pursuant thereto.

                  (c) The Company shall indemnify and hold harmless the Holder and each underwriter, within the meaning of the Act, who may purchase from or sell for the Holder, any Registrable Securities, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Piggyback Registration Statement, any other registration statement filed by the Company under the Act, any post-effective amendment to such registration statements, or any prospectus included therein required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission based upon information furnished or required to be furnished in writing to the Company by the Holder or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls either the Holder or underwriter within the meaning of the Act and each officer, director, employee and agent of the Holder and underwriter; provided, however, that the indemnification in this paragraph (c) with respect to any prospectus shall not inure to the benefit of the Holder or underwriter (or to the benefit of any person controlling the Holder or underwriter) on account of any such loss, claim, damage or liability arising from the sale of Registrable Securities by the Holder or the underwriter, if a copy of a subsequent prospectus correcting the untrue statement or omission in such earlier prospectus was provided to the Holder or underwriter by the Company prior to the subject sale and the subsequent prospectus was not delivered or sent by the Holder or underwriter to the purchaser prior to such sale.

                  (d) The Holder or underwriter or other person, as the case may be, shall indemnify the Company, its directors, each officer signing the Piggyback Registration Statement and each person, if any, who controls the Company within the meaning of the Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Piggyback Registration Statement, any registration statement or any prospectus required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission based upon information furnished in writing to the Company by the Holder or underwriter expressly for use therein.

                  (e) If for any reason the indemnification provided for in either of the two preceding subparagraphs is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

                  (f) Neither the filing of a Piggyback Registration Statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by the Holder shall impose upon the Holder any obligation to sell the Holder's Registrable Securities.

                  (g) The Holder, upon receipt of notice from the Company that an event has occurred which requires a post-effective amendment to the Piggyback Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of Registrable Securities pursuant to such registration statement until the Holder receives a copy of the amended Piggyback Registration Statement or supplemented prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

         3.       GOVERNING LAW.

                  (a) The Shares are being, and will be, delivered in Florida. This Agreement shall be deemed to have been made and delivered in the State of Florida and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of Florida.

                  (b) The Company and the Holder each (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in the state courts of Broward or Dade Counties, Florida ("Florida Courts"), or in the United States District Court for the Southern District of Florida, (ii) waives any objection which the Company or such Holder may have now or hereafter based upon FORUM NON CONVENIENS or to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the Florida Courts and the United States District Court for the Southern District of Florida in any such suit, action or proceeding. The Company and the Holder each further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Florida Courts or in the United States District Court for the Southern District of Florida and agrees that service of process upon the Company or the holder mailed by certified mail to the Company at the address set forth above, in the case of the Company, and to the Holder's address set forth below, in the case of the Holder,shall be deemed in every respect effective service of process upon the Company or the Holder, as the case may be, in any suit, action or proceeding.

         4. AMENDMENT. This Agreement may only be amended by a written instrument executed by the Company and the Holder.

         5. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

         6. EXECUTION IN COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

         7. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed duly given when delivered by hand or five days after such notice is mailed by registered or certified mail, postage prepaid, return receipt requested, as follows:

                  (a) if to the Holder, to his or her address set forth on the signature page of this Agreement;

                  (b) if to the Company, to the address set forth on the first page of this Agreement.

         8. BINDING EFFECT; BENEFITS. The Holder may not assign his or her rights hereunder. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives and successors. Nothing herein contained, express or implied, is intended to confer upon any person other than the parties hereto and their respective heirs, legal representatives and successors, any rights or remedies under or by reason of this Agreement.

         9. HEADINGS. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

         10. SEVERABILITY. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

                                                  GALACTICOMM TECHNOLOGIES, INC.

                                                  By:___________________________
                                                  Name:_________________________
                                                  Title:________________________

                                                  HOLDER:

                                                  ______________________________
                                                            Signature

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                                                           Print Name

                                                  Address of Holder:

                                                  ______________________________

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